EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Allis-Chalmers Energy Inc. (the “Company”), for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 4, 2008	By:	/s/ Munawar H. Hidayatallah Munawar H. Hidayatallah Chief Executive Officer

Date: November 4, 2008	By:	/s/ Victor M. Perez Victor M. Perez Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.